                                  Exhibit 99.2

     Series 1998-1 Monthly Certificateholders' Statement for the month of
                                September 1998

                                                                                                                       Series 1998-1

                                               Monthly Certificateholder's Statement
                                                Younkers Master Trust Series 1995-1
                                         Proffitt's Credit Card Master Trust Series 1998-1

        Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the
  "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the "Supplement"
and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor,
 Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee,
     the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust
             Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:

     Date of the Certificate                                                               October 10, 1998
     Monthly Period ending:                                                              September 30, 1998
     Determination Date                                                                    October 10, 1998
     Distribution Date                                                                     October 15, 1998

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                                                              General
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 201 Amortization Period                                                                                            No       201
 202 Early Amortization Period                                                                                      No       202
 203 Class A Investor Amount paid in full                                                                           No       203
 204 Class B Investor Amount paid in full                                                                           No       204
 205 Class C Investor Amount paid in full                                                                           No       205
 206 Saks Incorporated is the Servicer                                                                             Yes       206

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                                                          Investor Amount
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                                                                                                            as of the end of
                                                                               as of the end of prior         the relevant
                                                                                   Monthly Period            Monthly Period
                                                                               ----------------------       ----------------
 207 Series 1998-1 Investor Amount                                                 $  91,500,000     207(a)  $  91,500,000   207(b)
 208    Class A Investor Amount                                                    $  67,000,000     208(a)  $  67,000,000   208(b)
 209    Class B Investor Amount                                                    $   8,000,000     209(a)  $   8,000,000   209(b)
 210    Class C Investor Amount                                                    $  16,500,000     210(a)  $  16,500,000   210(b)

 211 Series 1998-1 Adjusted Investor Amount                                        $  91,500,000     211(a)  $  91,500,000   211(b)
 212 Series 1998-1 Investor Amount                                                 $  91,500,000     212(a)  $  91,500,000   212(b)
 213    Principal Account Balance                                                  $           -     213(a)  $           -   213(b)

 214    Class A Certificate Rate                                                                                    6.43%    214
 215    Class B Certificate Rate                                                                                    6.61%    215
 216    Class C Certificate Rate                                                                                    0.00%    216
 217 Weighted average interest rate for Series 1998-1                                                               5.29%    217

                                                                                                            as of the end of
                                                                               as of the end of prior         the relevant
                                                                                   Monthly Period            Monthly Period
                                                                               ----------------------       ----------------
 218 Series 1998-1 Investor Percentage with respect to Finance Charge
     Receivables                                                                       13.78%        218(a)       13.68%     218(b)
 219    Class A                                                                        10.09%        219(a)       10.01%     219(b)
 220    Class B                                                                         1.21%        220(a)        1.20%     220(b)
 221    Class C                                                                         2.49%        221(a)        2.47%     221(b)

 222 Series 1998-1 Investor Percentage with respect to Principal                       13.78%        222(a)       13.68%     222(b)
 223    Class A                                                                        10.09%        223(a)       10.01%     223(b)
 224    Class B                                                                         1.21%        224(a)        1.20%     224(b)
 225    Class C                                                                         2.49%        225(a)        2.47%     225(b)

 226 Series 1998-1 Investor Percentage with respect to Default Amounts                 13.78%        226(a)       13.68%     226(b)
 227    Class A                                                                        10.09%        227(a)       10.01%     227(b)
 228    Class B                                                                         1.21%        228(a)        1.20%     228(b)
 229    Class C                                                                         2.49%        229(a)        2.47%     229(b)


                                                                                                                         Page 1 of 4

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
                                                                                                                       Series 1998-1
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                                               Series 1998-1 Investor Distributions
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 230 The sum of the daily allocations of collections of Principal Receivables
        for the relevant Monthly Period                                                                        $          -    230
 231 Class A distribution of collections of Principal Receivables per $1,000 of
        original principal amount                                                                              $          -     231
 232 Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                               $          -     232
 233 Class C distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                               $          -     233
 234 Class A distribution attributable to interest per $1,000 of original
       principal amount                                                                                        $       5.36     234
 235 Class B distribution attributable to interest per $1,000 of original
       principal amount                                                                                        $       5.51     235
 236 Class C distribution attributable to interest per $1,000 of original
       principal amount                                                                                        $          -     236
 237 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
       of original principal amount                                                                            $       1.67     237

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                                              Collections Allocated to Series 1998-1
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     Allocations of Finance Charge Collections
     -----------------------------------------
 238 Investor allocation of Finance Charge Collections during the Collection Period
       pursuant to Section 4.4                                                                                 $  1,813,995     238
 239 Investment earnings during Collection Period of Series Accounts to be treated
       as investor Finance Charge Collections:                                                                 $          -     239
 240     (a) Collection Account                                                                                $          -     240
 241     (b) Reserve Account                                                                                   $          -     241
 242     (c) Principal Account                                                                                 $          -     242
 243 Monthly Finance Charge Allocation prior to allocation of Shared Finance Charge Collections
       (line 238 + line 239)                                                                                   $  1,813,995     243
 244 "Reserve Draw Amount" for the Distribution Date (pursuant to Section 4.9 (b))                             $          -     244
 245 "Reserve Account Surplus" for the Distribution Date (pursuant to Section 4.9(c))                          $          -     245
 246 Final Reserve Account disbursement (pursuant to Section 4.9 (d))                                          $          -     246
 247 Total allocations of Finance Charge Collections during the Relevant Monthly Period
       (sum of line 243, line 244, line 245, and line 246                                                      $  1,813,995     247

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                                             Application of Finance Charge Collections
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 248 Shared Finance Charge Collections allocated to Series 1998-1 to cover the Total Deficiency
       Amount pursuant to Section 4.6                                                                          $          -     248
 249 Class A Monthly Interest plus the amount of any previous month's Class A Interest
       Shortfall plus any Class A Additional Interest (Section 4.6 (a))                                        $    359,008     249
 250 Class B Monthly Interest plus the amount of any previous month's Class B Interest Shortfall
       plus any Class B Additional interest (Section 4.6 (a))                                                  $     44,067     250
 251 Investor Monthly Servicing Fee due for the relevant Monthly Period (Section 4.6 (c))                      $    152,500     251
 252 Investor Monthly Servicing Fee due but not distributed to the Servicer for prior
       Monthly Periods (Section 4.6 (c))                                                                       $          -     252
 253 Investor Default Amount (Section 4.6 (d))                                                                 $    324,095     253
 254 Unpaid Deposit Obligation (Section 4.6 (e))                                                               $          -     254
 255 Aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed
       (Section 4.6 (f))                                                                                       $          -     255

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

                                                                                                                       Series 1998-1
 256 An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to (i) Reallocated Principal Collections and (ii) Class B Investor
       Charge-Offs (Section 4.6 (f))                                                                           $          -   256
 257 An amount equal to any unreimbursed reductions of the Class C Investor Amount, if any, due to (i) Reallocated Principal Collections and (ii) Class C Investor
       Charge-Offs (Section 4.6 (f))                                                                           $          -   257
 258 Excess, if any, of the Required Reserve Account Amount over the amount on deposit
       in the Reserve Account (Section 4.6 (g))                                                                $          -   258
 259 Class C Certificate Interest accrued and unpaid in respect of the portion of the
       Class C Investor Amount held by Persons other than the Servicer or its Affiliates
       (Section 4.6 (h))                                                                                       $          -   259
 260 Excess Spread                                                                                             $    934,324   260

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                          Determination of Monthly Principal
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     During the Accumulation Period
     -----------------------------
 261 Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the inclusion
       of amounts in line 262 below                                                                            $          -   261
 262 Amounts included in calculation of Excess Spread to be included in Collections
       of Principal Receivables (Section 4.6 (d), (e), (f))                                                    $          -   262
 263 Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                                  $          -   263

 264 Controlled Deposit Amount                                                                                 $          -   264
 265 Controlled Deposit Amount for the relevant Monthly Period during the Accumulation Period                  $          -   265
 266 Deficit Controlled Deposit Amount for the preceding Monthly Period                                        $          -   266

 267 Excess of the Monthly Total Principal Allocation over the Controlled Deposit Amount
       to be paid to the holder of the Exchangeable Transferor Certificate                                     $          -   267

 268 Deficit Controlled Deposit Amount for the relevant Monthly Period                                         $          -   268

 269 Total amount deposited to the Principal Account                                                           $          -   269

     During the Rapid Amortization Period
     ------------------------------------
 270 Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the inclusion of
       amounts in line 271 below                                                                               $          -   270
 271 Amounts included in calculation of Excess Spread to be included in Collections of
       Principal Receivables (Section 4.6 (d), (e), (f))                                                       $          -   271
 272 Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                                  $          -   272

 273 Lesser of the Monthly Total Principal Allocation and the Adjusted Investor Amount
       (Section 4.4 (c)(ii))                                                                                   $          -   273

 274 Shared Principal Collections allocable to the Series 1998-1 Certificate (to the extent the Adjusted Investor Amount exceeds the balance of the Principal Account
       after giving effect to line 273)                                                                        $          -   274

 275 Total Amount deposited to the Principal Account                                                           $          -   275

 276 Principal Account balance after deposit to Principal Account for relevant Monthly Period                  $          -   276

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                          Reallocated Principal Collections
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 277 Reallocated Principal Collections                                                                         $          -   277
 278 Class C Reallocated Amount (to the extent needed to fund excess of Total Deficiency
       Amount over Investor Default Amount)                                                                    $          -   278
 279 Class B Reallocated Amount (to the extent needed to fund excess of Total Deficiency
       Amount over Investor Default Amount)                                                                    $          -   279

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
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
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                                 Total Deficiency Amount and Investor Charge-Offs
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
 280 Monthly Finance Charge Allocation prior to allocation of Shared Finance Charge Collections                $ 1,813,995  280

 281 Total Monthly Payment                                                                                     $   879,670  281
 282     Class A Certificate Interest                                                                          $   359,008  282
 283     Class B Certificate Interest                                                                          $    44,067  283
 284     Investor Monthly Servicing Fee                                                                        $   152,500  284
 285     Investor Default Amount                                                                               $   324,095  285
 286     Unpaid Deposit Obligation                                                                             $         -  286

 287 Total Deficiency Amount prior to allocation of Shared Finance Charge Collections
       (excess of line 281 over line 280)                                                                      $         -  287

 288 Allocation of Shared Finance Charge Collections to Series 1998-1 during the Relevant
       Monthly Period                                                                                          $         -  288
 289 Total Deficiency Amount ("Shortfall") (Section 4.6)                                                       $         -  289

 290 Investor Charge-Offs                                                                                      $         -  290
 291    Class C Investor Charge-Offs                                                                           $         -  291
 292    Class B Investor Charge-Offs                                                                           $         -  292
 293    Class A Investor Charge-Offs                                                                           $         -  293

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                                             Reduction of Investor Amounts
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     Class A
     -------
 294 Aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-offs
        reimbursed pursuant to Section 4.6 (f)                                                                 $         -  294

     Class B
     -------
 295 Aggregate amount of Class B Investor Charge-Offs over Class B Investor Charge-offs
       reimbursed pursuant to Section 4.6 (f)                                                                  $         -  295
 296 Aggregate amount of Class B Reallocated Amounts over Class B Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or allocated to the Class C Investor
       Amount pursuant to Section 4.11                                                                         $         -  296

     Class C
     -------
 297 Aggregate amount of Class C Investor Charge-Offs over Class C Investor Charge-offs
       reimbursed pursuant to Section 4.6 (f)                                                                  $         -  297
 298 Aggregate amount of Class C Reallocated Amounts over Class C Reallocated Amounts
       reimbursed pursuant to subsection 4.6 (f)                                                               $         -  298

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                                                      Pool Factors
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 299 Class A Pool Factor                                                                                       $   100.00%  299
 300 Class B Pool Factor                                                                                       $   100.00%  300
 301 Class C Pool Factor                                                                                       $   100.00%  301

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                                                     Reserve Account
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 302 Required Reserve Account Amount (if applicable)                                                           $       N/A  302
 303 Reserve Account Reinvestment Rate (if applicable)                                                         $       N/A  303
 304 Reserve Account balance                                                                                   $         -  304

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of October, 1998.

     Saks Incorporated, as Servicer

     By   /s/ James S. Scully
          -------------------
     Name:  James S. Scully
     Title: Vice President and Treasurer